Exhibit 99.1

WEIL, GOTSHAL & MANGES LLP
Attorneys for Debtors and Debtors in Possession
767 Fifth Avenue
New York, New York 10153
Telephone:	(212) 310-8000
Facsimile:	(212) 310-8007
Stephen Karotkin, Esq. (SK 7357)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

Chapter 11 Case No.
In re
03-40515 (REG)
MAGELLAN HEALTH SERVICES, INC., et al., Debtors.
(Jointly Administered)

MONTHLY OPERATING STATEMENT FOR
THE PERIOD NOVEMBER 1, 2003 THROUGH NOVEMBER 30, 2003

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

Chapter 11

In re: Magellan Health Services, Inc., et al., Debtors

Case No. 03-40514 through 03-40602

MONTHLY OPERATING STATEMENT FOR
THE PERIOD NOVEMBER 1, 2003 THROUGH NOVEMBER 30, 2003

DEBTORS’ ADDRESS:	Magellan Health Services, Inc.
	6950 Columbia Gateway Drive
	Columbia, Maryland 21046

DISBURSEMENTS (in $ thousands):	November 01, 2003 through November 30, 2003	$73,260

DEBTORS’ ATTORNEY:	Weil, Gotshal & Manges LLP
	767 Fifth Avenue
	New York, New York 10153

NET INCOME (in $ thousands):		$5,331

REPORT PREPARER:	Magellan Health Services, Inc.

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

DATE:	January 13, 2004	/s/ MARK S. DEMILIO
Mark S. Demilio
Executive Vice President and Chief Financial Officer

MAGELLAN HEALTH SERVICES, INC. AND DEBTOR SUBSIDIARIES

Case No. 03-40514 through 03-40602

(DEBTORS IN POSSESSION)

CONDENSED COMBINED BALANCE SHEET

(Unaudited)

(In thousands)

November 30, 2003

ASSETS

Current assets:
Cash and cash equivalents	$170,438
Accounts receivable, less allowance for doubtful accounts of $4,228	53,325
Restricted cash, investments and deposits	13,760
Other current assets	19,800
Total current assets	257,323

Property and equipment, net	76,965
Investments in non-Debtor subsidiaries	6,599
Investments in unconsolidated subsidiaries	20,247
Other long-term assets	18,253
Goodwill	472,344
Intangible assets, net	52,698
$904,429

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Liabilities not subject to compromise:
Accounts payable	$13,785
Accrued liabilities	42,142
Medical claims payable	89,640
Debt in default and current maturities of capital lease obligations	169,271
Total current liabilities not subject to compromise	314,838
Current liabilities subject to compromise	1,147,154
Total current liabilities	1,461,992

Long-term capital lease obligations, not subject to compromise	1,018
Long-term liabilities subject to compromise	616
Long-term liabilities, not subject to compromise	664
Due to related parties, net	1,508

Commitments and contingencies:
Redeemable preferred stock subject to compromise	72,766

Stockholders’ deficit, net	(634,135)
$904,429

MAGELLAN HEALTH SERVICES, INC. AND DEBTOR SUBSIDIARIES

Case No. 03-40514 through 03-40602

(DEBTORS IN POSSESSION)

CONDENSED COMBINED STATEMENT OF OPERATIONS

(Unaudited)

(In thousands)

For the Period November 1, 2003 Through November 30, 2003

Net revenue	$75,334

Costs and expenses:
Salaries, cost of care and other operating expenses	60,867
Equity in earnings of unconsolidated subsidiaries	(490)
Depreciation and amortization	3,848
Interest expense	1,456
Interest income	(103)
Reorganization expense, net	2,669
Special charges	(280)
67,967
Income from continuing operations before income taxes	7,367
Provision for income taxes	1,925
Income from continuing operations	5,442
Discontinued operations:
Loss from discontinued operations	(111)
(111)
Net income	$5,331

MAGELLAN HEALTH SERVICES, INC. AND DEBTOR SUBSIDIARIES

Case No. 03-40514 through 03-40602

(DEBTORS IN POSSESSION)

CONDENSED COMBINED STATEMENT OF CASH FLOWS

(Unaudited)

(In thousands)

For the Period November 1, 2003 Through November 30, 2003

Cash flows from operating activities:
Net income	$5,331

Adjustments to reconcile net income to net cash used for operating activities:
Depreciation and amortization	3,848
Equity in earnings of unconsolidated subsidiaries	(490)
Non-cash reorganization benefit	(1)
Non-cash interest expense	332

Cash flows from changes in assets and liabilities:
Accounts receivable, net	(2,476)
Restricted cash, investments and deposits	(2,911)
Other assets	6,947
Accounts payable and other accrued liabilities	(2,679)
Medical claims payable	(6,753)
Net cash flow related to unconsolidated subsidiaries	(4,161)
Other liabilities	33
Other	45
Total adjustments	(8,266)
Net cash used for operating activities	(2,935)

Cash flows from investing activities:
Capital expenditures	(4,193)
Net cash used for investing activities	(4,193)

Cash flows from financing activities:
Payments on capital lease obligations	(161)
Net transfers to related parties	(2,979)
Net cash used for financing activities	(3,140)
Net decrease in cash and cash equivalents	(10,268)
Cash and cash equivalents at beginning of period	180,706
Cash and cash equivalents at end of period	$170,438

MAGELLAN HEALTH SERVICES, INC. AND DEBTOR SUBSIDIARIES

Case No. 03-40514 through 03-40602

(DEBTORS IN POSSESSION)

SCHEDULE OF DISBURSEMENTS AND WAGES PAID BY DEBTOR ENTITY FOR THE PERIOD NOVEMBER 1, 2003 THROUGH NOVEMBER 30, 2003

(Unaudited)

NAME OF FILING COMPANY	Case Number	Operating Expenses	Payroll & Benefits Expenses	Tax Payments	Claims Payments	Capital Expenditures	Intercompany Transfers	Total Disbursements	Total Disbursements Net of Intercompany
AGCA New York, Inc.	03-40518	$—	$—	$—	$—	$—	$—	$—	$—
AGCA, Inc.	03-40519	—	—	—	—	—	—	—	—
Alliance Health Systems, Inc.	03-40520	—	—	—	—	—	—	—	—
Continuum Behavioral Healthcare Corporation	03-40559	—	—	—	—	—	—	—	—
Green Spring Health Services, Inc.	03-40564	53,028	—	745	7,596,688	—	—	7,650,460	7,650,460
Group Plan Clinic, Inc.	03-40566	—	—	—	—	—	—	—	—
Hawaii Biodyne, Inc.	03-40567	—	—	—	—	—	—	—	—
Louisiana Biodyne, Inc.	03-40571	—	—	—	—	—	—	—	—
MBC Federal Programs, Inc.	03-40582	—	—	—	1,104	—	—	1,104	1,104
Merit INROADS Behavioral Health Services, LLC	03-40595	—	—	—	—	—	—	—	—
Merit INROADS Behavioral Health Services of Illinois, LLC	03-40594	—	—	—	36,208	—	—	36,208	36,208
INROADS Behavioral Health Services of Texas, LP	03-40570	—	—	—	—	—	—	—	—
MBC National Service Corporation	03-40583	—	—	—	3,050	—	—	3,050	3,050
MBC of America, Inc.	03-40584	—	—	—	277,396	—	—	277,396	277,396
MBC of New York, a New York, Independent Practice Assoc.	03-40586	—	—	—	—	—	—	—	—
MBC of Tennessee, Inc.	03-40587	—	—	—	—	—	—	—	—
MBC of Tennessee, LLC	03-40588	—	—	—	—	—	—	—	—
Merit Behavioral Care Corporation	03-40591	3,456	—	—	—	(805)	—	2,651	2,651
Merit Behavioral Care of Florida, Inc.	03-40592	—	—	—	1,892	—	—	1,892	1,892
Merit Behavioral Care of Massachusetts, Inc.	03-40593	—	—	—	5,999,100	—	—	5,999,100	5,999,100
MBH of Puerto Rico, Inc.	03-40590	—	—	—	—	—	—	—	—
Magellan HRSC, Inc.	03-40578	7,109,806	16,226,862	5,639,275	44,193	4,193,751	20,000	33,233,887	33,213,887
Personal Performance Consultants of New York, Inc.	03-40599	—	—	—	—	—	—	—	—
P.P.C Group, Inc.	03-40597	—	—	—	—	—	—	—	—
P.P.C., Inc.	03-40598	—	—	—	46,348	—	—	46,348	46,348
CMG Health, Inc.	03-40558	—	—	—	181,037	—	—	181,037	181,037
CMG Health of New York, Inc.	03-40514	—	—	—	—	—	—	—	—
Magellan Behavioral Health Systems, LLC	03-40573	20	—	—	—	—	(18,914,881)	(18,914,861)	20
Magellan Behavioral Health, Inc.	03-40575	33,141	1,069	—	22,617,527	—	(5,745,706)	16,906,031	22,651,737
Magellan Behavioral Health of Washington, Inc.	03-40572	427,882	—	—	162,027	—	—	589,909	589,909
Green Spring of Pennsylvania, Inc.	03-40565	—	—	—	—	—	—	—	—
Advantage Behavioral Systems, Inc.	03-40516	—	—	—	—	—	—	—	—
New GPA, Inc.	03-40596	—	—	—	—	—	—	—	—
GPA of Pennsylvania, Inc.	03-40563	—	—	—	—	—	—	—	—
Care Management Resources, Inc.	03-40522	0	—	—	—	—	—	0	0
Magellan Behavioral of Michigan, Inc.	03-40574	—	—	—	10,643	—	—	10,643	10,643
Managed Care Services Mainstay of Central PA, Inc.	03-40581	—	—	—	—	—	—	—	—
AdvoCare of Tennessee, Inc.	03-40517	15,165	—	390	—	—	2,906,316	2,921,871	15,555
Premier Holdings, Inc.	03-40600	—	—	—	—	—	—	—	—
Magellan Public Solutions, Inc.	03-40579	—	—	—	—	—	—	—	—
Correctional Behavioral Solutions of Indiana, Inc.	03-40560	—	—	—	—	—	—	—	—
Correctional Behavioral Solutions of New Jersey, Inc.	03-40561	—	—	—	—	—	—	—	—
Magellan Capital, Inc.	03-40576	—	—	—	—	—	3,150,552	3,150,552	—
Magellan Health Services, Inc.	03-40515	2,374,241	—	39,593	—	—	21,733,294	24,147,128	2,413,834
Westwood/Pembroke Health System Limited Partnership	03-40602	—	—	—	—	—	—	—	—
CMCI, Inc.	03-40556	—	—	—	—	—	(1,905,878)	(1,905,878)	—
CMFC, Inc.	03-40557	—	—	—	—	—	403	403	—
MBH Capital, Inc.	03-40589	—	—	—	—	—	(1,244,100)	(1,244,100)	—
Ihealth Technologies, LLC	03-40569	—	—	—	—	—	—	—	—
Allied Specialty Care Services, LLC	03-40521	2,605	—	300	—	—	—	2,905	2,905
Vivra, Inc.	03-40601	1,083	—	—	—	—	—	1,083	1,083
Charter Bay Harbor Behavioral Health System, Inc.	03-40524	—	—	—	—	—	—	—	—
Charter Behavioral Health System at Fair Oaks, Inc.	03-40525	—	—	—	—	—	—	—	—
Charter Behavioral Health System at Hidden Brook, Inc.	03-40526	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Delmarva, Inc.	03-40530	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Lake Charles, Inc.	03-40531	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Lafayette, Inc.	03-40538	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Massachusetts, Inc.	03-40532	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Nashua, Inc.	03-40534	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Paducah, Inc.	03-40536	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Toledo, Inc.	03-40537	—	—	—	—	—	—	—	—
Charter Centennial Peaks Behavioral Health System, Inc.	03-40539	—	—	—	—	—	—	—	—
Charter Fenwick Hall Behavioral Health System, Inc.	03-40541	—	—	—	—	—	—	—	—
Charter Forest Behavioral Health System, Inc.	03-40542	—	—	—	—	—	—	—	—
Charter Hospital of Mobile, Inc.	03-40544	—	—	—	—	—	—	—	—
Charter Lakeside Behavioral Health Systems, Inc.	03-40549	—	—	—	—	—	—	—	—
Charter Linden Oaks Behavioral Health System, Inc.	03-40547	—	—	—	—	—	—	—	—
Charter Medical — Clayton County, Inc.	03-40548	—	—	—	—	—	—	—	—
Charter Medical — Long Beach, Inc.	03-40550	—	—	—	—	—	—	—	—
Charter Medical of East Valley, Inc.	03-40551	—	—	—	—	—	—	—	—
Charter Medical of Puerto Rico	03-40552	—	—	—	—	—	—	—	—
Charter Milwaukee Behavioral Health System, Inc.	03-40553	—	—	—	—	—	—	—	—
Charter Northridge Behavioral Health Systems, Inc.	03-40555	—	—	—	—	—	—	—	—
Magellan CBHS Holdings, Inc.	03-40577	98,467	—	62,891	—	—	—	161,358	161,358
Florida Health Facilities, Inc.	03-40562	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Dallas, Inc.	03-40529	—	—	—	—	—	—	—	—
Charter Behavioral Health System at Potomac Ridge, Inc.	03-40527	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Columbia, Inc.	03-40528	—	—	—	—	—	—	—	—
Charter Hospital of Santa Teresa, Inc.	03-40545	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Northwest Indiana, LLC	03-40535	—	—	—	—	—	—	—	—
Charter Grapevine Behavioral Health System, Inc.	03-40543	—	—	—	—	—	—	—	—
Charter Alvarado Behavioral Health System, Inc.	03-40523	—	—	—	—	—	—	—	—
Charter Fairmount Behavioral Health System, Inc.	03-40540	—	—	—	—	—	—	—	—
Charter MOB of Charlottesville, Inc.	03-40554	—	—	—	—	—	—	—	—
Charter Behavioral Health System of New Mexico, Inc.	03-40533	—	—	—	—	—	—	—	—
Charter Hospital of St. Louis, Inc.	03-40546	—	—	—	—	—	—	—	—
Magellan Specialty Health, Inc.	03-40580	—	—	—	—	—	—	—	—
Human Affairs International of Pennsylvania, Inc.	03-40568	—	—	—	—	—	—	—	—
MBC of New Mexico, Inc.	03-40585	—	—	—	—	—	—	—	—
Non-Filing Companies								—	—

Total Disbursements		$10,118,895	$16,227,931	$5,743,193	$36,977,211	$4,192,946	$(0)	$73,260,177	$73,260,177

MAGELLAN HEALTH SERVICES, INC. AND DEBTOR SUBSIDIARIES

Case No. 03-40514 through 03-40602

(DEBTORS IN POSSESSION)

SCHEDULE OF TAXES PAID FOR THE PERIOD NOVEMBER 1, 2003 THROUGH NOVEMBER 30, 2003

(Unaudited)

Taxing Authority/Payee	Tax Description/Type	Date Paid	Amount Paid
INTERNAL REVENUE SERVICE	Federal	11/03/03	$1,757
INTERNAL REVENUE SERVICE	Federal	11/03/03	1,096,516
INTERNAL REVENUE SERVICE	Federal	11/05/03	1,541
INTERNAL REVENUE SERVICE	Federal	11/17/03	1,147,516
INTERNAL REVENUE SERVICE	Federal	11/19/03	1,685
INTERNAL REVENUE SERVICE	FICA	11/03/03	(12)
INTERNAL REVENUE SERVICE	FICA	11/03/03	977,755
INTERNAL REVENUE SERVICE	FICA	11/05/03	1,693
INTERNAL REVENUE SERVICE	FICA	11/17/03	1,010,544
INTERNAL REVENUE SERVICE	FICA	11/19/03	1,784
INTERNAL REVENUE SERVICE	Medicare	11/03/03	214
INTERNAL REVENUE SERVICE	Medicare	11/03/03	259,582
INTERNAL REVENUE SERVICE	Medicare	11/05/03	396
INTERNAL REVENUE SERVICE	Medicare	11/17/03	271,324
INTERNAL REVENUE SERVICE	Medicare	11/19/03	417
OR	State Taxes	11/03/03	155
MN	State Taxes	11/03/03	508
NE	State Taxes	11/03/03	557
CT	State Taxes	11/03/03	1,017
NC	State Taxes	11/03/03	1,950
AZ	State Taxes	11/03/03	4,560
CA	State Taxes	11/03/03	15,546
OR	State Taxes	11/04/03	254
CA	State Taxes	11/05/03	563
CO	State Taxes	11/05/03	1,744
KY	State Taxes	11/05/03	1,956
PA	State Taxes	11/05/03	4,074
MA	State Taxes	11/05/03	5,142
IL	State Taxes	11/05/03	5,242
IA	State Taxes	11/05/03	6,398
NY	State Taxes	11/05/03	16,028
PA	State Taxes	11/05/03	26,351
OH	State Taxes	11/06/03	9,195
NJ	State Taxes	11/06/03	10,163
NJ	State Taxes	11/06/03	30,641
HI	State Taxes	11/10/03	283
NM	State Taxes	11/14/03	663
DE	State Taxes	11/14/03	1,052
SC	State Taxes	11/14/03	1,355
NE	State Taxes	11/14/03	3,502
IN	State Taxes	11/14/03	4,262
MI	State Taxes	11/14/03	10,601
GA	State Taxes	11/14/03	38,781
MD	State Taxes	11/14/03	182,864
MN	State Taxes	11/17/03	547
CT	State Taxes	11/17/03	1,042
NC	State Taxes	11/17/03	2,136

Taxing Authority/Payee	Tax Description/Type	Date Paid	Amount Paid
AZ	State Taxes	11/17/03	5,221
CA	State Taxes	11/17/03	14,022
OR	State Taxes	11/18/03	273
OK	State Taxes	11/18/03	596
WI	State Taxes	11/19/03	444
CA	State Taxes	11/19/03	623
CO	State Taxes	11/19/03	1,578
KY	State Taxes	11/19/03	1,939
PA	State Taxes	11/19/03	5,024
IL	State Taxes	11/19/03	5,758
MA	State Taxes	11/19/03	5,802
IA	State Taxes	11/19/03	6,993
OH	State Taxes	11/19/03	10,478
NJ	State Taxes	11/19/03	10,833
NY	State Taxes	11/19/03	14,090
PA	State Taxes	11/19/03	28,473
MN	State Taxes	11/28/03	547
CT	Property Taxes	11/28/03	1,276
NC	Property Taxes	11/28/03	1,511
AZ	Accrued State WH	11/28/03	4,894
CA	Accrued SUI	11/28/03	13,377
HAMPTON TREASURER	Property Taxes	11/20/03	745
ALABAMA DEPT OF REVENUE	Accrued State WH	11/11/03	140
PAUL BETTENCOURT	Property Taxes	11/06/03	717
CCA	Accrued City WH	11/11/03	77
CITY OF GREENWOOD VILLAGE	Accrued City WH	11/11/03	56
CITY TREASURER INCOME TAX	Accrued City WH	11/11/03	172
DEKALB COUNTY	Property Taxes	11/17/03	253
DEPARTMENT DE HACIENDA	Accrued State WH	11/11/03	2,267
DISTRICT OF COLUMBIA	Accrued State WH	11/11/03	3,601
GROSS INCOME TAX	Accrued SUI	11/24/03	806
GROSS INCOME TAX	Accrued SUI	11/24/03	20
IDES ILLINOIS DEPT EMPLOYMENT	Accrued SUI	11/12/03	8,161
JEFFERSON COUNTY SHERIFF’S OFF	Property Taxes	11/14/03	4,149
JEFFERSON COUNTY SHERIFF’S OFF	Property Taxes	11/14/03	102
LOUISIANA DEPT OF REVENUE	Accrued State WH	11/11/03	294
LOUISVILLE/JEFFERSON CO REV CO	Accrued City WH	11/11/03	1,095
MINNESOTA BOARD OF PSYCHOLOGY	Licenses & Reg. Fees	11/05/03	20
MINNESOTA BOARD OF PSYCHOLOGY	Licenses & Reg. Fees	11/18/03	20
MINNESOTA BOARD OF PSYCHOLOGY	Licenses & Reg. Fees	11/18/03	20
MINNESOTA BOARD OF PSYCHOLOGY	Licenses & Reg. Fees	11/20/03	20
MISSOURI DIRECTOR OF REVENUE	Accrued State WH	11/12/03	80,777
MISSOURI DIRECTOR OF REVENUE	Accrued State WH	11/24/03	80,242
SECRETARY OF STATE OF NH	Licenses & Reg. Fees	11/07/03	150
NEW JERSEY BOARD OF NURSING	Licenses & Reg. Fees	11/05/03	25
NEW JERSEY BOARD OF NURSING	Licenses & Reg. Fees	11/11/03	25
NEW JERSEY BOARD OF NURSING	Licenses & Reg. Fees	11/18/03	125

Taxing Authority/Payee	Tax Description/Type	Date Paid	Amount Paid
NORTH CAROLINA BOARD OF	Licenses & Reg. Fees	11/05/03	72
PHILADELPHIA REVENUE DEPT	Accrued City WH	11/11/03	21,355
RHODE ISLAND DIVISION/TAXATION	Accrued State WH	11/12/03	48
RHODE ISLAND DIVISION/TAXATION	Accrued State WH	11/24/03	48
CALIFORNIA SECRETARY OF STATE	Licenses & Reg. Fees	11/25/03	25
SECRETARY OF STATE OF ND	Licenses & Reg. Fees	11/25/03	100
TREASURER CITY OF DETROIT	Accrued City WH	11/11/03	762
TREASURER CITY OF DETROIT	Property Taxes	11/17/03	56
TREASURER CITY OF DETROIT	Property Taxes	11/17/03	12,703
TREASURER CITY OF PITTSBURGH	Accrued City WH	11/11/03	2,772
UTAH STATE TAX COMMISSION	Accrued State WH	11/11/03	51,778
VERMONT DEPARTMENT OF TAXES	Accrued State WH	11/11/03	940
WEST VIRGINIA DEPT OF REVENUE	Accrued State WH	11/11/03	305
JAMES E BECHTEL PHD	Licenses & Reg. Fees	11/26/03	120
SHARON S MCKNIGHT	Licenses & Reg. Fees	11/05/03	203
SHARON S MCKNIGHT	Licenses & Reg. Fees	11/12/03	70
FREDRICK WAXENBERG	Licenses & Reg. Fees	11/12/03	129
AMERICAN PSYCHIATRIC ASSOC	Licenses & Reg. Fees	11/06/03	410
AMERICAN PSYCHIATRIC ASSOC	Licenses & Reg. Fees	11/20/03	880
RONALD A LEGGETT COLLECTOR	Accrued City WH	11/11/03	2,698
ARKANSAS DEPT OF FINANCE & ADM	Accrued State WH	11/11/03	377
CITY OF CINCINNATI	Accrued City WH	11/11/03	2,316
INFORMATION LEASING CORP	Property Taxes	11/13/03	3,017
INFORMATION LEASING CORP	Property Taxes	11/20/03	236
ABBY L WASSERMAN	Licenses & Reg. Fees	11/19/03	200
DIVISION OF TAXATION	Accrued City WH	11/11/03	151
ARTHUR E FERDINAND	Property Taxes	11/17/03	250
ARTHUR E FERDINAND	Property Taxes	11/17/03	12,820
AMERICAN NURSES CRED CENTER	Licenses & Reg. Fees	11/18/03	5,000
MARTHA K WILLIAMS	Licenses & Reg. Fees	11/05/03	80
GENERAL TREASURER STATE OF RI	Licenses & Reg. Fees	11/06/03	146
GENERAL TREASURER STATE OF RI	Licenses & Reg. Fees	11/18/03	100
GENERAL TREASURER STATE OF RI	Licenses & Reg. Fees	11/18/03	845
JAGAN S REDDY MD	Licenses & Reg. Fees	11/19/03	334
WV BOARD OF MEDICINE	Licenses & Reg. Fees	11/05/03	25
WV BOARD OF MEDICINE	Licenses & Reg. Fees	11/18/03	25
WV BOARD OF MEDICINE	Licenses & Reg. Fees	11/20/03	25
WV BOARD/EXAMINERS/COUNSELING	Licenses & Reg. Fees	11/20/03	40
RITA SHEDD	Licenses & Reg. Fees	11/26/03	126
TOM STEVENS	Licenses & Reg. Fees	11/26/03	200
CITY OF BLUE ASH	Accrued City WH	11/07/03	1,354
CITY OF BLUE ASH	Accrued City WH	11/11/03	4,834
CRYSTAL MOORE	Licenses & Reg. Fees	11/19/03	40
HOUSTON ISD	Property Taxes	11/20/03	820
SECRETARY OF STATE OF NEVADA	Licenses & Reg. Fees	11/25/03	125
SECRETARY OF STATE OF NEVADA	Licenses & Reg. Fees	11/25/03	125
SECRETARY OF STATE OF NEVADA	Licenses & Reg. Fees	11/25/03	125

Taxing Authority/Payee	Tax Description/Type	Date Paid	Amount Paid
ARKANSAS BOARD/EXAMINERS PSYCH	Licenses & Reg. Fees	11/18/03	10
SOUTH DAKOTA BOARD OF MEDICAL	Licenses & Reg. Fees	11/19/03	10
WEST VIRGINIA BOARD SW EXAMINE	Licenses & Reg. Fees	11/20/03	5
MARGARET DECARLIS	Licenses & Reg. Fees	11/26/03	234
KING AUDIO/VISUAL INC	Benefits	11/24/03	183
LAWRENCE J NARDOZZI MD	Licenses & Reg. Fees	11/05/03	360
TENNESSEE VITAL RECORDS	Licenses & Reg. Fees	11/25/03	140
SECRETARY OF STATE OF SD	Licenses & Reg. Fees	11/25/03	30
CHARLES HANVIK	Licenses & Reg. Fees	11/26/03	250
CITY OF FALLS CHURCH	Licenses & Reg. Fees	11/24/03	946
SECRETARY OF STATE OF OREGON	Licenses & Reg. Fees	11/25/03	20
PATSY PEARCE	Licenses & Reg. Fees	11/26/03	50
MARK OLESKI	Licenses & Reg. Fees	11/12/03	120
CALVIN SMITH	Licenses & Reg. Fees	11/12/03	285
CITY OF ALPHARETTA GEORGIA	Property Taxes	11/14/03	2,930
JANET SALEM	Licenses & Reg. Fees	11/26/03	135
DEPARTMENT OF REVENUE	Accrued State WH	11/11/03	413
ARIZONA BOARD OF BEHAVIORAL	Licenses & Reg. Fees	11/05/03	75
ARIZONA BOARD OF BEHAVIORAL	Licenses & Reg. Fees	11/05/03	60
ARIZONA BOARD OF BEHAVIORAL	Licenses & Reg. Fees	11/11/03	30
ARIZONA BOARD OF BEHAVIORAL	Licenses & Reg. Fees	11/18/03	195
ARIZONA BOARD OF BEHAVIORAL	Licenses & Reg. Fees	11/18/03	165
ARIZONA BOARD OF BEHAVIORAL	Licenses & Reg. Fees	11/20/03	105
MINNESOTA BOARD OF SOCIAL WORK	Licenses & Reg. Fees	11/05/03	60
MINNESOTA BOARD OF SOCIAL WORK	Licenses & Reg. Fees	11/18/03	15
MINNESOTA BOARD OF SOCIAL WORK	Licenses & Reg. Fees	11/20/03	30
TREASURER TOWNSHIP OF SOUTHFIE	Property Taxes	11/17/03	131
NEVADA STATE BOARD OF MEDICAL	Licenses & Reg. Fees	11/05/03	75
NEVADA STATE BOARD OF MEDICAL	Licenses & Reg. Fees	11/18/03	75
SCHOOL DISTRICT INCOME TAX	Accrued City WH	11/11/03	26
CITY OF FARMINGTON HILLS MI	Property Taxes	11/17/03	5,453
CONCUR TECHNOLOGIES	Licenses & Reg. Fees	11/20/03	11,250
SHARON BOWEN	Licenses & Reg. Fees	11/12/03	290
JOE GERTZEN	Licenses & Reg. Fees	11/05/03	500
SHARON JOHNSON-BERRY	Licenses & Reg. Fees	11/05/03	120
DENISE BRUSKIN-GAMBRELL	Licenses & Reg. Fees	11/12/03	234
GARY HENSCHEN	Licenses & Reg. Fees	11/05/03	275
CHRISTOPHER FRY	Licenses & Reg. Fees	11/26/03	63
KATHLEEN CLEGG	Licenses & Reg. Fees	11/05/03	100
MINNESOTA BOARD OF MARRIAGE	Licenses & Reg. Fees	11/18/03	10
MINNESOTA BOARD OF MARRIAGE	Licenses & Reg. Fees	11/20/03	30
ROBERT WEAR	Licenses & Reg. Fees	11/26/03	111
JESSIE J PETERS	Licenses & Reg. Fees	11/12/03	155
LINDA RICHARDSON	Licenses & Reg. Fees	11/05/03	100
TREASURER CUYAHOGA COUNTY	Property Taxes	11/26/03	119
MICHELLE L MCGEE	Licenses & Reg. Fees	11/26/03	63
STATE OF UTAH	Licenses & Reg. Fees	11/25/03	12

Taxing Authority/Payee	Tax Description/Type	Date Paid	Amount Paid
STATE OF UTAH	Licenses & Reg. Fees	11/25/03	22
OKLAHOMA BOARD/LIC PROF COUNS	Licenses & Reg. Fees	11/05/03	10
OKLAHOMA BOARD/LIC PROF COUNS	Licenses & Reg. Fees	11/11/03	10
OKLAHOMA BOARD/LIC PROF COUNS	Licenses & Reg. Fees	11/20/03	40
OKLAHOMA BOARD OF MARITAL	Licenses & Reg. Fees	11/24/03	10
ANNABEL’S & CO	Licenses & Reg. Fees	11/20/03	0
KANSAS DEPT OF REVENUE	Accrued State WH	11/12/03	308
KANSAS DEPT OF REVENUE	Accrued State WH	11/24/03	300
MICHELLE REICHERT	Licenses & Reg. Fees	11/12/03	135
KIMBERLY LOVELL	Licenses & Reg. Fees	11/05/03	100
ARKANSAS INSURANCE DEPT	Licenses & Reg. Fees	11/25/03	100
LEAH DAWSON	Licenses & Reg. Fees	11/05/03	51
MARILYN MARTIN	Licenses & Reg. Fees	11/05/03	520
HUGH QUILL TREASURER	Property Taxes	11/26/03	93
DELAWARE PROF REGULATION BOARD	Licenses & Reg. Fees	11/05/03	10
DELAWARE PROF REGULATION BOARD	Licenses & Reg. Fees	11/05/03	70
DELAWARE PROF REGULATION BOARD	Licenses & Reg. Fees	11/11/03	30
DELAWARE PROF REGULATION BOARD	Licenses & Reg. Fees	37943	20
DELAWARE PROF REGULATION BOARD	Licenses & Reg. Fees	37943	10.00
DELAWARE PROF REGULATION BOARD	Licenses & Reg. Fees	37945	10.00
JAMES W SCHMIDT	Property Taxes	37951	403.57
RIK FIRE	Licenses & Reg. Fees	37937	173.00
HEATHER LEWIS	Licenses & Reg. Fees	37930	100.00
NEW JERSEY BOARD PSYCHOLOGICAL	Licenses & Reg. Fees	37930	315.00
NEW JERSEY BOARD PSYCHOLOGICAL	Licenses & Reg. Fees	37936	70.00
NEW JERSEY BOARD PSYCHOLOGICAL	Licenses & Reg. Fees	37943	385.00
NEW JERSEY BOARD PSYCHOLOGICAL	Licenses & Reg. Fees	37945	175.00
NATIONAL STUDENT CLEARINGHOUSE	Licenses & Reg. Fees	37931	85.00
MULTNOMAH COUNTY	Property Taxes	37939	1,299.42
NAOMI CURTIS	Licenses & Reg. Fees	37944	100.00
LISA SCHMID	Licenses & Reg. Fees	37937	135.00
TENNESSEE VITAL RECORDS	Licenses & Reg. Fees	37931	280.00
APNA	Licenses & Reg. Fees	37939	110.00
UTAH STATE TAX COMMISSION	State Installment 2003	37949	100.00
UTAH STATE TAX COMMISSION	State Installment 2003	37949	100.00
INFORMATION LEASING CORP	Property Taxes	37945	57.08
INFORMATION LEASING CORP	Sales & Use Taxes	37946	1,182.03
INFORMATION LEASING CORP	Property Taxes	37938	911.00
STATE OF DELAWARE	Accrued Premium & Receipts Tax	37949	2,008.00
STATE OF DELAWARE	Accrued Premium & Receipts Tax	37949	30,000.00
TEXAS STATE COMPTROLLER	State Payment/Refund Activity	37938	5,079.87
ALTHEA SHERMAN	Licenses & Reg. Fees	37931	155.00
CLAYTON COUNTY	Property Taxes	37931	2,501.03
BERNALILLO COUNTY TREASURER	Property Taxes	37936	60,145.97
MARVIN F POER & COMPANY	Property Taxes	37931	244.11
DEPARTMENT OF ASSESSMENTS	Licenses & Reg. Fees	37945	100.00
DEPARTMENT OF ASSESSMENTS	Licenses & Reg. Fees	37945	100.00

Taxing Authority/Payee	Tax Description/Type	Date Paid	Amount Paid
DEPARTMENT OF ASSESSMENTS	Licenses & Reg. Fees	37945	100.00

			$5,743,193.48

MAGELLAN HEALTH SERVICES, INC. AND DEBTOR SUBSIDIARIES

Case No. 03-40514 through 03-40602

(DEBTORS IN POSSESSION)

STATEMENT ON INSURANCE FOR THE PERIOD NOVEMBER 1, 2003 THROUGH NOVEMBER 30, 2003

Magellan Health Services, Inc. has been paying its post-petition invoices in the ordinary course of business, including amounts for insurance coverage.  All insurance coverage remains in place.